UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2019 (December 20, 2019)

QUOTIENT LIMITED

(Exact name of registrant as specified in its charter)

Jersey, Channel Islands	001-36415	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B1, Business Park Terre Bonne, Route de Crassier 13, 1262 Eysins, Switzerland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-41-22-716-9800

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	QTNT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

In its Current Report on Form 8-K, filed November 27, 2019, Quotient Limited (“we,” “us” and “our”) previously reported that, in connection with our distribution and supply agreement (the “Ortho Distribution Agreement”) with Ortho-Clinical Diagnostics Inc. (“Ortho”) to sell and distribute our MosaiQ Microarrays in certain markets:

•	we had delivered a notice to Ortho that we had terminated the Ortho Distribution Agreement, effective as of December 27, 2019,

•

Ortho had initiated an arbitration proceeding (the “Arbitration”) under the Ortho Distribution Agreement, in which it sought a declaration that we do not have the right to terminate the Ortho Distribution Agreement, specific performance of certain provisions of the Ortho Distribution Agreement and damages, and

•	Ortho had also filed a complaint (the “Complaint”) in federal district court, seeking an order enjoining us from terminating the Ortho Distribution Agreement until the Arbitration has been completed.

On December 20, 2019, we entered into an agreement (the “Ortho Dispute Agreement”) with Ortho pursuant to which Ortho agreed to withdraw the Complaint and its application for a preliminary injunction, and we agreed, while the Arbitration is pending, not to enter into any commercialization agreement in respect of products that overlap with Ortho’s rights under the Ortho Distribution Agreement without prior written notice to Ortho. On December 23, 2019, Ortho withdrew the Complaint and, on December 27, 2019, the termination of the Ortho Distribution Agreement became effective. As of the date of this current report, the Arbitration is still ongoing.

The above summary description of certain terms contained in the Ortho Dispute Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Ortho Dispute Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description

10.1	Agreement among Ortho-Clinical Diagnostics Inc., Quotient Suisse SA and QBD (QS-IP) Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 27, 2019

QUOTIENT LIMITED

By:	/s/ Christopher Lindop
Name: Christopher Lindop
Title: Chief Financial Officer